SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                              (Amendment No. __)
Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/  /     Preliminary Proxy Statement
/  /     Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))
/X /     Definitive Proxy Statement
/  /     Definitive Additional Materials
/  /     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                       The Korean Investment Fund, Inc.
- -------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)
- -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X /     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
         Item 22(a)(2) of Schedule 14A.
/  /     $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
/  /     Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

         (1)  Title of each class of securities to which transaction applies:
- -------------------------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction applies:
- -------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
- -------------------------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:
- -------------------------------------------------------------------------------
         (5)  Total fee paid:
- -------------------------------------------------------------------------------
/   /    Fee paid previously with preliminary materials.
/   /    Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:
         (2)  Form, Schedule or Registration Statement No.:
         (3)  Filing Party:
         (4)  Dated Filed:




00250131/AF1

[LOGO OF ALLIANCE CAPITAL APPEARS HERE]
                                              THE KOREAN INVESTMENT FUND, INC.

- -------------------------------------------------------------------------------
1345 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10105
TOLL FREE (800) 221-5672

- -------------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                AUGUST 8, 1995

To the Stockholders of The Korean Investment Fund, Inc.:

  Notice is hereby given that an Annual Meeting of Stockholders (the "Meeting") of The Korean Investment Fund, Inc. (the "Fund") will be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Tuesday, August 8, 1995 at 11:00 a.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated July 7, 1995:

    1. To elect four Directors of the Fund, each such Director to hold office for a term of two or three years, as the case may be, and until a successor is duly elected and qualified;

    2. To ratify the selection of Price Waterhouse LLP as independent accountants of the Fund for its fiscal year ending April 30, 1996; and

    3. To transact such other business as may properly come before the Meeting.

  The Board of Directors has fixed the close of business on June 23, 1995 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors.

                                          By Order of the Board of Directors,

                                          Edmund P. Bergan, Jr.
                                           Secretary

New York, New York
July 7, 1995

- -------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT

  PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO SAVE THE FUND ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY.

- -------------------------------------------------------------------------------
(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

                                PROXY STATEMENT

                       THE KOREAN INVESTMENT FUND, INC.

                          1345 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10105

                               ----------------

                        ANNUAL MEETING OF STOCKHOLDERS

                                AUGUST 8, 1995

                               ----------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Korean Investment Fund, Inc. (the "Fund"), to be voted at the Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Tuesday, August 8, 1995 at 11:00 a.m. Such solicitation will be by mail and the cost will be borne by the Fund. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about July 7, 1995.

  The Board of Directors has fixed the close of business on June 23, 1995 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. The outstanding voting shares of the Fund as of June 23, 1995 consisted of 5,962,512 shares of common stock. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the election of four Directors and for the ratification of Price Waterhouse LLP as the Fund's independent accountants for the Fund's fiscal year ending April 30, 1996. Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting.

  A quorum for the Meeting will consist of a majority of the shares outstanding and entitled to vote. In the event that a quorum is not represented at the Meeting or, even if a quorum is so represented, in the event that sufficient votes in favor of either of the proposals set forth in the Notice of Meeting are not received by August 8, 1995, the persons named as proxies may propose and vote for one or more adjournments of the Meeting with no other notice than announcement at the Meeting, and further solicitation of proxies with respect to such proposal may be made. Shares represented by proxies indicating a vote against any proposal will be voted against adjournment.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

  At the Meeting, four Directors will be elected to serve for terms of two or three years, as the case may be, and until their successors are elected and qualified. The affirmative vote of a plurality of the votes cast at the Meeting is required to elect a Director. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the persons listed below.

  Pursuant to the Articles of Incorporation and the Bylaws of the Fund, the Board of Directors has been divided into three classes. The terms of office of the members of the third class will expire as of the Meeting (Class Three), the terms of office of the members of the first class will expire as of the annual meeting of stockholders to be held in 1996 (Class One) and the terms of office of the members of the second class will expire as of the annual meeting of stockholders to be held in 1997 (Class Two). Upon expiration of the terms of office of the members of a class as set forth above, those persons then elected as Directors in that class will serve until the third annual meeting of stockholders following their election. Messrs. David H. Dievler and William
J. Foulk, Jr. and the Hon. James D. Hodgson are the members constituting Class One; Messrs. John D. Carifa and Sung Jin Kim are the members constituting Class Two; and Dr. James M. Hester and Messrs. Wang-Ha Cho and Choong (John)
H. Koh are the members constituting Class Three.

  As a result of this system, only those Directors in a single class may be changed in any one year, and it would require two years to change a majority of the Board of Directors (although, under Maryland law, procedures are available for the removal of Directors even if they are not then standing for re-election and, under Securities and Exchange Commission regulations, procedures are available for including appropriate stockholder proposals in management's annual proxy statement). This system of electing Directors, which may be regarded as an anti-takeover provision, may make it more difficult for the Fund's stockholders to change the majority of Directors and, thus, have the effect of maintaining the continuity of management.

  At the Meeting, the Directors in Class Three, Dr. James M. Hester and Mr. Wang-Ha Cho, are standing for re-election. In addition, Mr. Choong (John) H. Koh is standing for stockholder election as a member of Class Three and Mr. John D. Carifa is standing for stockholder election as a member of Class Two. Mr. Koh and Mr. Carifa were nominated for election by the Nominating Committee of the Board of Directors and elected by the Board of Directors. Each nominee has consented to serve as a Director. The Board of Directors knows of no reason why either of these nominees will be unable to serve, but in the event of such inability the proxies received will be voted for such substitute nominee as the Board of Directors may recommend.

  Certain of the Fund's Directors and officers are residents of the Republic of Korea ("Korea") and substantially all of the assets of such persons may be located outside of the United States. As a result, it may be difficult for U.S. investors to effect service of process upon such Directors or officers within the United States, or to realize judgments of courts of the United States predicated upon civil liabilities of such Directors or officers under the federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to the enforceability in Korea of the civil remedies and criminal penalties afforded by the federal securities laws of the United States. There is no extradition treaty currently in effect between the United States and Korea. It is unclear if any future extradition treaty in effect between the United States and Korea would subject such Directors and officers to effective enforcement of the criminal penalties of the federal securities laws.

  Certain information concerning the Directors is set forth below. Messrs. Carifa, Dievler, Foulk and Hodgson and Dr. Hester are each a director or trustee of one or more of the other registered investment companies managed by Alliance Capital Management L.P., the Fund's investment adviser and administrator ("Alliance").

                                                                                NUMBER OF SHARES
                                                                                  BENEFICIALLY
                                                                                 OWNED DIRECTLY
      NAME, POSITIONS AND OFFICES WITH THE FUND,       YEAR FIRST  YEAR TERM     OR INDIRECTLY
          AGE, PRINCIPAL OCCUPATIONS DURING             BECAME A  AS DIRECTOR        AS OF
     THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS        DIRECTOR  WILL EXPIRE    JUNE 23, 1995
     -------------------------------------------       ---------- ------------  ----------------
*John D. Carifa, Chairman and Chief Executive Officer,    1995       1997++           -0-
    50. President, Chief Operating Officer and a Di-               (Class Two)
    rector of Alliance Capital Management Corporation
    ("ACMC").***
*Wang-Ha Cho, President, 41. Executive Vice President     1994       1998++           -0-
    of Tong Yang Securities Co., Ltd. ("Tong Yang Se-             (Class Three)
    curities"). He was formerly President of Corporate
    Planning and Control Group of Tong Yang Group and
    Executive Vice President of Tong Yang Benefit Life
    Insurance Co., Ltd.
**+David H. Dievler, 65. Formerly Senior Vice Presi-      1992        1996            -0-
    dent of ACMC.                                                  (Class One)
**+William H. Foulk, Jr., 62. Investment Adviser and      1992        1996            400
    Independent Consultant. He was formerly Senior                 (Class One)
    Manager of Barrett Associates, Inc., a registered
    investment adviser, since 1986. Prior thereto, he
    was President of Competrol (BVI) Limited and Cres-
    cent Diversified Limited (private investments).
**+Dr. James M. Hester, 71. President of The Harry        1992       1998++           500
    Frank Guggenheim Foundation and a Director of                 (Class Three)
    Union Carbide Corporation. He was formerly Presi-
    dent of New York University and The New York Bo-
    tanical Garden and Rector of the United Nations
    University.

- --------
  * Interested person, as defined in the Investment Company Act of 1940, as amended (the "Act"), of the Fund because of affiliation with Alliance or Orion Asset Management Co., Ltd. ("Orion").
 ** Member of the Audit Committee.
*** For purposes of this Proxy Statement, ACMC shall refer to Alliance Capital
    Management Corporation, the general partner of Alliance, and to the predecessor general partner of the same name.
 +  Member of the Nominating Committee.
++  If re-elected at the Meeting.

                                                                      NUMBER OF SHARES
                                                                        BENEFICIALLY
                                                                       OWNED DIRECTLY
NAME, POSITIONS AND OFFICES WITH THE FUND,   YEAR FIRST  YEAR TERM     OR INDIRECTLY
     AGE, PRINCIPAL OCCUPATIONS DURING        BECAME A  AS DIRECTOR        AS OF
THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS   DIRECTOR  WILL EXPIRE    JUNE 23, 1995
- -------------------------------------------  ---------- ------------  ----------------
**+The Hon. James D. Hodgson, 79.               1992        1996           1,000
    Director of United Television,                       (Class One)
    Inc. (broadcasting). He was
    formerly U.S. Ambassador to Japan
    and U.S. Secretary of Labor.
*Sung Jin Kim, Senior Vice President,           1993        1997             -0-
    42. President, Tong Yang                             (Class Two)
    Securities (America), Inc. He was
    formerly General Manager of the
    International Business Department
    of Tong Yang Securities.
**+Choong (John) H. Koh, 47. Founder            1995       1998++            -0-
    and Chief Executive Officer of                      (Class Three)
    CHK Management, Inc. since 1994.
    Prior thereto, he was a Partner
    of Ernst & Young LLP.

- --------
 * Interested person, as defined in the Act, of the Fund because of affiliation with Alliance or Orion.
**  Member of the Audit Committee.
 +  Member of the Nominating Committee.
++  If re-elected at the Meeting.

  During the fiscal year ended April 30, 1995, the Board of Directors met seven times, the Audit Committee met once for the purposes described below in Proposal Two, and the Nominating Committee met once. The Nominating Committee was constituted for the purpose of selecting and nominating persons to fill any vacancies on the Board of Directors. The Nominating Committee of the Fund does not currently consider candidates proposed by stockholders for election as Directors.

  The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended April 30, 1995, the aggregate compensation paid to each of the Directors during calendar year 1994 by all of the funds to which Alliance provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of funds in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                               TOTAL         TOTAL NUMBER OF FUNDS IN
                                            COMPENSATION    THE ALLIANCE FUND COMPLEX,
                             AGGREGATE   FROM THE ALLIANCE  INCLUDING THE FUND, AS TO
     NAME OF DIRECTOR      COMPENSATION    FUND COMPLEX,      WHICH THE DIRECTOR IS
       OF THE FUND         FROM THE FUND INCLUDING THE FUND   A DIRECTOR OR TRUSTEE
     ----------------      ------------- ------------------ --------------------------
John D. Carifa                $    0          $      0                  49
Wang-Ha Cho                   $    0          $      0                   1
David H. Dievler              $2,500          $      0                  42
William H. Foulk, Jr.         $9,500          $141,500                  30
Dr. James M. Hester           $8,500          $154,500                  32
The Hon. James D. Hodgson     $8,500          $ 73,000                   8
Sung Jin Kim                  $    0          $      0                   1
Choong H. Koh                 $2,500          $  2,500                   1

As of June 23, 1995, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

  THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT THE STOCKHOLDERS OF THE FUND VOTE FOR THE ELECTION OF THE FOREGOING NOMINEES TO SERVE AS DIRECTORS OF THE FUND.

                                 PROPOSAL TWO

                         RATIFICATION OF SELECTION OF
                      INDEPENDENT ACCOUNTANTS OF THE FUND

  The Board of Directors recommends that the stockholders ratify the selection of Price Waterhouse LLP, independent accountants, to audit the accounts of the Fund for the fiscal year ending April 30, 1996. Their selection was approved by the vote, cast in person, of a majority of the Directors, including a majority of the Directors who are not interested persons of the Fund, as defined in the Act, at a meeting held on May 29, 1995. The affirmative vote of a majority of the votes cast at the Meeting is required to ratify such selection. Price Waterhouse LLP has audited the accounts of the Fund since the commencement of the Fund's operations, and does not have any direct financial interest or any material indirect financial interest in the Fund. A representative of Price Waterhouse LLP is not expected to attend the Meeting.

  The Audit Committee of the Board of Directors generally meets twice during each full fiscal year with representatives of Price Waterhouse LLP to discuss the scope of the independent accountants' engagement and review the financial statements of the Fund and the results of their examination thereof.

  THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT THE STOCKHOLDERS OF THE FUND VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS OF THE FUND.

                         INFORMATION AS TO THE FUND'S
                   PRINCIPAL OFFICERS, INVESTMENT ADVISER,
                         SUB-ADVISER AND ADMINISTRATOR

  The principal officers of the Fund and their principal occupations during the past five years are set forth below.

  John D. Carifa, Director, Chairman and Chief Executive Officer (See Proposal One, Election of Directors, at page 3 for biographical information).

  Wang-Ha Cho, President (see Proposal One, Election of Directors, at page 3 for biographical information).

  Sung Jin Kim, Senior Vice President (see Proposal One, Election of Directors at page 4, for biographical information).

  Robert Heisterberg, 57, Executive Vice President--Investments, is a Senior Vice President of ACMC and its Global Economic and Policy analyst.

  Yung Chul Park, 54, Executive Vice President--Investments, is a Professor of Economics at Korea University. He is also the Director of the Institute of Economic Research at Korea University.

  A. Rama Krishna, 31, Vice President--Investments, is a Senior Vice President of ACMC, with which he has been associated since 1993. Previously, he was Chief Investment Strategist and Director of Equity Research at First Boston Corporation since prior to 1990.

  In Kee Oh, 35, Vice President--Investments, is a Director of Orion, with which he has been associated since October 1991. Previously, he was an Analyst in the New York and Seoul, Korea offices of Tong Yang Securities since prior to 1990.

  Thomas J. Bardong, 50, Vice President, is a Senior Vice President of ACMC, with which he has been associated since prior to 1990.

  Edmund P. Bergan, Jr., 45, Secretary, is a Senior Vice President and the General Counsel of Alliance Fund Distributors, Inc. and Alliance Fund Services, Inc. ("AFS") and a Vice President and an Assistant General Counsel of ACMC, with all of which he has been associated since prior to 1990.

  Mark D. Gersten, 44, Treasurer and Chief Financial Officer, is a Senior Vice President of AFS, with which he has been associated since prior to 1990.

  Joseph J. Mantineo, 36, Controller, is a Vice President of AFS, with which he has been associated since prior to 1990.

  The address of Messrs. Carifa, Heisterberg, Krishna, Bardong and Bergan is c/o Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. The address of Mr. Gersten and Mr. Mantineo is c/o Alliance Capital Management L.P., 500 Plaza Drive, Secaucus, New Jersey 07094. The address of Messrs. Cho and Oh is Tong Yang Securities Building, 23-8 Yoido-Dong Young Dungpo-gu, Seoul, Korea 150-010. The address of Mr. Park is Korea University 1, 5-Ka, Anam-dong, Seongbuk, Seoul, Korea 136-701. The address of Mr. Kim is 780 Third Avenue, 42nd Floor, New York, New York 10017. Not all of the Fund's officers are U.S. residents. For a discussion of certain potential implications of this fact, see Proposal One, Election of Directors.

  The investment adviser and administrator for the Fund is Alliance Capital Management L.P., with principal offices at 1345 Avenue of the Americas, New York, New York 10105. Orion Asset Management Company Co., Ltd., with principal offices at 780 Third Avenue, New York, New York 10017, serves as the Fund's sub-adviser.

  Section 30(f) of the Act and the rules under Section 16 of the Securities Act of 1934 require that the Directors and officers of the Fund and the Directors of ACMC, among others, file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership of shares of the Fund. During 1994, required reports on Form 3 were not filed on a timely basis on behalf of Ms. Madelon Devoe Talley and Messrs. Brian O'Neil and Jerry M. de St. Paer, each a Director of ACMC.

                      SUBMISSION OF PROPOSALS FOR THE NEXT
                         ANNUAL MEETING OF STOCKHOLDERS

  Proposals of stockholders intended to be presented at the next annual meeting of stockholders of the Fund must be received by the Fund by March 9, 1996 for inclusion in the Fund's proxy statement and form of proxy relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under federal securities laws.

                                 OTHER MATTERS

  Management of the Fund does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                            REPORTS TO STOCKHOLDERS

  The Fund will furnish each person to whom the proxy statement is delivered with a copy of the Fund's latest annual report to stockholders upon request and without charge. To request a copy, please call Alliance Fund Services at (800) 227-4618 or contact Nancy Davis at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                          By Order of the Board of Directors,

                                          Edmund P. Bergan, Jr.
                                           Secretary

July 7, 1995
New York, New York

TABLE OF CONTENTS                                                          PAGE
- -------------------------------------------------------------------------------

Introduction...............................................................   1
Proposal One: Election of Directors........................................   2
Proposal Two: Ratification of Selection of Independent Accountants of the
 Fund......................................................................   5
Information as to the Fund's Principal Officers, Investment Adviser, Sub-
 Adviser and Administrator.................................................   5
Submission of Proposals for the Next Annual Meeting of Stockholders........   7
Other Matters..............................................................   7
Reports to Stockholders....................................................   7


                                  THE KOREAN
                             INVESTMENT FUND, INC.


- -------------------------------------------------------------------------------
                   [LOGO OF ALLIANCE CAPITAL APPEARS HERE]

                       Alliance Capital Management L.P.

- -------------------------------------------------------------------------------
NOTICE OF ANNUAL
MEETING OF STOCKHOLDERS
AND PROXY STATEMENT
AUGUST 8, 1995

                                   APPENDIX

                                                                PROXY BALLOT

                       THE KOREAN INVESTMENT FUND, INC.

Proxy for the Annual Meeting of Stockholders, August 8, 1995.


         This Proxy is Solicited on Behalf of the Board of Directors.

    The undersigned hereby instructs Nancy E. Davis and Carol H. Rappa to vote all shares of the Common Stock of The Korean Investment Fund, Inc. (the "Corporation") registered in the name of the undersigned at the Annual Meeting of Stockholders of the Corporation to be held at 11:00 a.m., Eastern Daylight Time, on August 8, 1995 at the offices of the Corporation, 1345 Avenue of the Americas, in the Audio-Visual Conference Room, 33rd Floor, New York, New York 10105, and at all adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said proxies to vote said shares as indicated hereon.

    This proxy, if properly executed, will be voted in the manner directed by the undersigned. If no direction is made, this proxy will be voted FOR election of the nominees as Directors and FOR any proposal for which no choice is indicated.

Please refer to the Proxy Statement for a discussion of each of the Proposals.

 PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

    Please sign this proxy exactly as your name appears on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESSED CHANGED?            DO YOU HAVE ANY COMMENTS?

- --------------------------------       --------------------------------


- --------------------------------       --------------------------------


- --------------------------------       --------------------------------









00250131/AF1

    PLEASE MARK VOTES
/X/ AS IN THIS EXAMPLE
                            FOR              WITHHOLD          FOR ALL EXCEPT


1.  Election of Directors   /   /            /   /             /   /


                 Class Three Directors (term expires in 1998)
            Dr. James M. Hester, Wang-Ha Cho, Choong (John) H. Koh
                   Class Two Director (term expires in 1987)
                                John D. Carifa

If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through that nominee's name. Your shares will be voted for the remaining nominees.

2. Ratification of the selection of Price Waterhouse LLP as the independent accountants for the Corporation for the fiscal year ending April 30, 1996.

                         FOR          AGAINST         ABSTAIN
                         /   /        /   /           /   /

3. In the discretion, on all other business that may properly come before the Annual Meeting any adjournments thereof.

Please sign and date this Proxy.      Date ________________________________



_____________________________________________
Shareholder sign here     Co-owner sign here


Mark box at right if comments or address change have been noted on the reverse
side of this card.       /   /


RECORD DATE SHARES:















00250131/AF1